Financial instruments and risk management - Foreign Currency Risk (Details)	Dec. 31, 2025 USD ($)
Financial instruments and risk management
Percentage of reasonably possible increase in risk assumption	10.00%
Percentage of reasonably possible decrease in risk assumption	10.00%
Canada, Dollars
Financial instruments and risk management
Cash	$ 345,475
Accounts payable and accrued liabilities	(332,506)
Net Exposure	12,969
Effect of +/- 10% change in currency	$ 1,297